EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Black Spade Acquisition III Co (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Chi Wai Dennis Tam, Executive Chairman of the Board and Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 19, 2026

/s/ Chi Wai Dennis Tam
Chi Wai Dennis Tam
Executive Chairman of the Board and Co-Chief Executive Officer
(Principal Executive Officer)